Business Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Business Acquisitions and Dispositions [Abstract]
Business Acquisitions and Dispositions
Business Acquisitions and Dispositions

2011 Acquisitions

Energy Plus — On September 30, 2011, NRG acquired Energy Plus Holdings LLC, or Energy Plus, for $194 million in cash, net of $5 million cash acquired, funded from cash on hand. Energy Plus is a retail electricity provider with 188,000 customers as of December 31, 2011, a Northeast concentration and a unique sales channel involving exclusive loyalty and affinity program partnerships. Energy Plus will be run as a standalone retail business within NRG. The acquisition was recorded as a business combination under ASC 805, with identifiable assets acquired and liabilities assumed provisionally recorded at their estimated fair values on the acquisition date. The purchase price was primarily allocated to customer relationships of $63 million, marketing partnerships of $88 million, trade names of $10 million and goodwill of $29 million. The initial accounting for the business combination is not complete because the evaluations necessary to assess the fair values of certain net assets acquired and the amount of goodwill to be recognized are still in process. The provisional amounts are subject to revision until the evaluations are completed to the extent that additional information is obtained about the facts and circumstances that existed as of the acquisition date. Any changes to the fair value assessments will affect the acquisition-date fair value of goodwill. The factors that resulted in goodwill arising from the acquisition include the revenues associated with expanding the Energy Plus retail business and its unique sales channel in new regions, expanding its loyalty and affinity program partnerships and the synergies associated with combining the business with NRG's generation assets.

The provisional fair values of the intangible assets and liabilities at the acquisition date were measured primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in ASC 820. Significant inputs were as follows:

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Customer relationships — The customer relationships, which reflect Energy Plus' residential and commercial customer base, were valued using a variation of the income approach. Under this approach, the present value of expected future cash flows resulting from the existing customer relationships, considering attrition and charges for contributory assets (such as net working capital, fixed assets, workforce and trade names) utilized in the business were estimated and then discounted at an integrated utility peer group's weighted average cost of capital adjusted to be consistent with the risk inherent in the cash flows. The customer relationships are amortized to depreciation and amortization expense, over a weighted-average amortization period of five years, based on the expected discounted future net cash flows by year.

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Loyalty and affinity program partnerships — The marketing partnerships, which reflect Energy Plus' loyalty and affinity program partnerships, were valued using a variation of the income approach. These partnerships are based on contractual relationships typically structured for three to five year periods with options for renewal. Under this approach, the present value of expected future cash flows resulting from the existing marketing partnerships, including renewal expectations and charges for contributory assets (such as working capital, fixed assets, marketing costs, workforce and trade names) utilized in the business, were estimated and then discounted at an integrated utility peer group's weighted average cost of capital adjusted to be consistent with the risk inherent in the cash flows. The marketing partnerships are amortized to depreciation and amortization expense, over a weighted-average amortization period of 18 years, based on the expected discounted net cash flows by year.

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Trade names — The trade names were valued using a “relief from royalty” method, an approach under which fair value is estimated to be the present value of royalties saved because NRG owns the intangible asset and therefore does not have to pay a royalty for its use. The avoided royalty revenues were discounted at an integrated utility peer group's weighted average cost of capital adjusted to be consistent with the risk inherent in the cash flows. The remaining useful life of the trade names were determined by considering various factors, such as turnover and name changes in the independent power producer and utility industries, the current age of the Energy Plus brand, management's intent to continue using the name at the current time, and feedback from external consultants regarding their experience with similar trade names. The trade names are amortized to depreciation and amortization expense, on a straight-line basis, over five years.

Solar Acquisitions — During the year ended December 31, 2011, NRG acquired stakes in three Utility Scale Solar facilities for approximately $165 million in cash consideration, as part of the Company's initiative to capture opportunities for future growth in renewables. During 2011, subsequent to the acquisition dates, NRG made capital contributions into these projects of $420 million. In addition, NRG has a commitment to contribute additional amounts into the projects, comprised of $216 million in restricted cash and $815 million in letters of credit as of December 31, 2011. The Company may increase its letters of credit to replace the restricted cash at its discretion. In addition, the projects had $49 million in restricted cash for various agreements. NRG's minority partners had contributed approximately $29 million of equity during 2011, subsequent to the acquisition date, and had additional equity commitments of $115 million as of December 31, 2011. These acquisitions were recorded as business combinations under ASC 805, with identifiable assets acquired and liabilities assumed provisionally recorded at their estimated fair values on the acquisition date.

The acquisitions of these three solar facilities are further described below:

California Valley Solar Ranch — On September 30, 2011, NRG Solar LLC, a wholly-owned subsidiary of NRG, acquired 100% of the 250 MW California Valley Solar Ranch project, or CVSR, in eastern San Luis Obispo County, California. Power generated from CVSR will be sold to Pacific Gas and Electric under a 25 year Power Purchase Agreement, or PPA. In connection with the acquisition, High Plains Ranch II, LLC, a wholly-owned subsidiary of NRG, entered into the California Valley Solar Ranch Financing Agreement with the Federal Financing Bank, or FFB, which is guaranteed by the United States Department of Energy, or U.S. DOE, to borrow up to $1.2 billion to fund the costs of constructing this solar facility, or the CVSR Financing Agreement. The terms of the borrowings, which are non-recourse to NRG, are described further in Note 12, Debt and Capital Leases. The Company continues to work with its partners and the U.S. DOE to satisfy all of the U.S. DOE loan disbursement requirements and funding is anticipated by the end of the first quarter of 2012. Operations are expected to commence in phases beginning in the third quarter of 2012 through the fourth quarter of 2013.

Agua Caliente — On August 5, 2011, NRG, through its wholly-owned subsidiary, NRG Solar PV LLC, acquired 100% of the 290 MW Agua Caliente solar project, or Agua Caliente, in Yuma, AZ. Operations are scheduled to commence in phases beginning in the third quarter of 2012 through the first quarter of 2014. Power generated from Agua Caliente will be sold to Pacific Gas and Electric under a 25 year PPA. In connection with the acquisition, Agua Caliente Solar, LLC, a wholly-owned subsidiary of NRG, entered into the Agua Caliente Financing Agreement with the FFB, which is guaranteed by the U.S. DOE, to borrow up to $967 million to fund the construction of this solar facility, or the Agua Caliente Financing Agreement. The terms of the borrowings, which are non-recourse to NRG, are described further in Note 12, Debt and Capital Leases.

In addition, on January 18, 2012, the Company completed the sale of a 49% interest in NRG Solar AC Holdings LLC, the indirect owner of the Agua Caliente project entity, to MidAmerican Energy Holdings Company, or MidAmerican. A portion of the cash consideration received at closing represented 49% of construction costs funded by NRG's equity contributions. MidAmerican will fund its proportionate share of future equity contributions and other credit support for the project. NRG will continue to hold a majority interest in the project, which will continue to be consolidated. MidAmerican's non-controlling interest on the Company's balance sheet will represent the fair value of their capital contributions.

Ivanpah — On April 5, 2011, NRG acquired a 50.1% stake in the 392 MW Ivanpah Solar Electric Generation System, or Ivanpah, from BrightSource Energy, Inc., or BSE. BSE maintained a 21.8% interest in Ivanpah and the remaining 28.1% was acquired by a wholly-owned subsidiary of Google. Ivanpah is composed of three separate facilities - Ivanpah 1 (126 MW), Ivanpah 2 (133 MW), and Ivanpah 3 (133 MW), all of which are expected to be fully operational by the end of 2013. Power generated from Ivanpah will be sold to Southern California Edison and Pacific Gas and Electric, under multiple 20 to 25 year PPAs. The non-controlling interest represents the fair value of the capital contributions from the minority investors in Ivanpah. Ivanpah has entered into the Ivanpah Credit Agreement with the FFB, which is guaranteed by the U.S. DOE, to borrow up to $1.6 billion to fund the construction of this solar facility, or the Ivanpah Credit Agreement. The terms of the borrowings, which are non-recourse to NRG, are described further in Note 12, Debt and Capital Leases.

The purchase price for these acquisitions, considered business combinations, was provisionally allocated as follows:

(In millions)
Assets
Restricted cash	$25
Property, plant and equipment	767
Other current and non-current assets	35
Total assets	$827
Liabilities
Accrued expenses	$489
Long-term debt	4
Other non-current liabilities	15
Total liabilities	508
Less: Non-controlling interest (Ivanpah)	154
Net assets acquired	$165

Significant considerations in determining fair value measurements as defined in ASC 820 of the assets acquired and liabilities assumed are as follows:

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Property, plant & equipment — The fair values of property, plant and equipment acquired were valued utilizing the cost approach. Under this approach, the fair value approximates the current cost of replacing an asset with another of equivalent economic utility adjusted for functional obsolescence and physical depreciation. The assets acquired have been classified as construction in progress and will commence depreciation upon the commercial operation date of each respective facility.

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Power purchase agreements — The fair values of the power purchase agreements acquired were determined utilizing a variation of the income approach and were determined to be zero for each facility.  Under this approach, the expected future cash flows resulting from the acquired power purchase agreements, considering operating costs of the solar facility and charges for contributory assets utilized in the business, including working capital and property, plant and equipment were estimated and then discounted to present value at the weighted average cost of capital of an integrated utility peer group adjusted for project-specific financing attributes.  Charges for contributory assets are largely driven by costs incurred to construct the facilities under the related Engineering, Procurement & Construction, or EPC, agreements.  Since the expected contracted revenues to be recognized over the term of the acquired PPAs are largely offset by the costs to operate the facility and a return of and on the investment in the property, plant and equipment, the acquisition date fair value for each of these PPAs was determined to be zero.  To corroborate this outcome, the Company examined available market data and concluded that an appropriate benchmark for fair value of the acquired PPAs would be a similar PPA with a delivery date consistent with the expected commercial operations date of each facility, which would likely have been negotiated during the same period as the PPAs acquired.  Accordingly, the acquired PPAs are considered to be at market, which is consistent with the outcome of the income approach.

2010 Acquisitions

The Company made several acquisitions in 2010, which were recorded as business combinations under ASC 805. Those acquisitions for which purchase accounting was not finalized as of December 31, 2010, are briefly summarized below. See Note 3, Business Acquisitions and Dispositions and Note 12, Debt and Capital Leases, in the Company's 2010 Form 10-K for additional information related to these acquisitions.

Green Mountain Energy — On November 5, 2010, NRG acquired Green Mountain Energy for $357 million in cash, net of $75 million cash acquired, funded from cash on hand. The acquisition was recorded as a business combination under ASC 805, with identifiable assets acquired and liabilities assumed provisionally recorded at their estimated fair values on the acquisition date. The purchase price was primarily allocated to customer relationships of $158 million, trade names of $130 million, favorable commercial customer contracts of $54 million, net deferred tax liabilities of $78 million, net derivative liabilities of $60 million, and goodwill of $155 million. The factors that resulted in goodwill arising from the acquisition include the revenues associated with expanding the Green Mountain Energy business of providing renewable energy products and services to new customers in new regions and through new providers and the synergies associated with combining a renewable retail business with NRG's renewable generation assets. The accounting for the Green Mountain Energy acquisition was completed as of September 30, 2011, at which point the provisional fair values became final with no material changes.

Cottonwood — On November 15, 2010, NRG acquired the Cottonwood Generating Station, or Cottonwood, a 1,265 MW combined cycle natural gas plant in the Entergy zone of east Texas for $507 million in cash, funded from cash on hand. The acquisition was recorded as a business combination under ASC 805 and the purchase price was allocated to the assets acquired and liabilities assumed, which were recorded at provisional fair value on the acquisition date. The purchase price was primarily allocated to fixed assets. The accounting for the Cottonwood acquisition was completed as of March 31, 2011, at which point the provisional fair values became final with no material changes.

2010 Disposition

Padoma — On January 11, 2010, NRG sold its terrestrial wind development company, Padoma Wind Power LLC, or Padoma to Enel North America, Inc.  NRG recognized a gain on the sale of Padoma of $23 million, which was recorded as a component of operating income in the statement of operation during the year ended December 31, 2010.

2009 Disposition

MIBRAG — On June 10, 2009, NRG completed the sale of its 50% ownership interest in MIBRAG, which owned and managed a coal mining operation, three lignite-fueled power generation facilities and other related businesses in Germany. For its share, NRG received €203 million ($284 million), net of transaction costs, and recognized an after-tax gain of $128 million for the year ended December 31, 2009. In addition, NRG entered into a foreign currency forward contract to hedge the impact of exchange rate fluctuations on the sale proceeds. and recorded an exchange loss of $24 million on the contract within Other (loss)/income, net for the year ended December 31, 2009.